Exhibit 99.1

JDS UNIPHASE ANNOUNCES 2004 FOURTH QUARTER AND FISCAL YEAR END RESULTS

Third Consecutive Quarter of Revenue Growth

San Jose, California, July 28, 2004 — JDS Uniphase Corporation (NASDAQ: JDSU and TSX: JDU) today reported results for the fourth quarter and year ended June 30, 2004.

Net revenues for the fourth quarter were $174.5 million, and net loss was $24.3 million, or $(0.02) per diluted share.  This compares to revenues of $161.4 million and a net loss of $7.3 million, or $(0.01) per share, reported in the third quarter of fiscal 2004, and to revenues of $160.6 million and a net loss of $61.6 million, or $(0.04) per share, for the fourth quarter ended June 30, 2003.

On a non-GAAP basis, net loss in the fourth quarter was $14.5 million, or $(0.01) per share, as compared to a non-GAAP net loss of $6.7 million, or approximately breakeven on a per share basis, in the third quarter of fiscal 2004, and to a non-GAAP net loss of $22.3 million, or $(0.02) per share, in the fourth quarter of fiscal 2003.

On a non-GAAP EBITDA basis (non-GAAP earnings before interest, taxes, depreciation and amortization), the Company lost $6.8 million for the quarter ended June 30, 2004, down from a loss of $9.7 million for the quarter ended March 31, 2004, and a loss of $24.7 million for the quarter ended June 30, 2003.

“We continue to see solid indicators of market recovery across our business segments, reflected in our third consecutive quarter of revenue growth, and our strongest bookings performance since early 2001,” said Kevin Kennedy, Chief Executive Officer of JDS Uniphase.  “As we enter fiscal 2005, we remain committed to driving customer-focused operational improvements throughout the company, and to achieving profitability.”

For the fiscal year, net revenues were $635.9 million, compared to net revenues of $675.9 million reported for the fiscal year ended June 30, 2003.  Net loss was $118.1 million, or $(0.08)

per share, which compares to a net loss of $933.8 million, or $(0.66) per share for the fiscal year ended June 30, 2003.

Use of Non-GAAP Financial Measures

Non-GAAP net loss excludes restructuring and other realignment charges, the cumulative effect of an accounting change, amortization of purchased intangibles, reductions of long-lived assets, acquisition-based stock compensation charges and other acquisition related charges, gains and losses on sale of subsidiaries’ assets, and gains and losses on investments.  Investors are encouraged to review the reconciliation of our non-GAAP financial results to the GAAP results as provided below.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the users’ overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided in the “Non-GAAP Condensed Consolidated Statements of Operations” schedules below.

Financial Overview — Fourth Quarter Ended June 30, 2004

•                  Communications Products Group net revenue grew 8% sequentially to $85.8 million, and represented 49% of total revenue.  Commercial and Consumer Products Group net revenue also grew 8% sequentially, and represented $88.7 million, or 51% of total revenue.

•                  On a geographic basis, net revenue from North American customers represented 61% of net revenue. European and Asia-Pacific customers represented 21% and 18% of net revenue, respectively.

•                  GAAP and non-GAAP gross margins were 24% of net revenue.

•                  GAAP operating expenses reduced to $68 million, or 39% of net revenue.  Non-GAAP operating expenses improved to $58 million, or 33% of net revenue.

•                  The Company held $1,549 million in cash, cash equivalents and short-term investments at the end of the fourth quarter, of which approximately $1,479 million was cash, money market and other highly liquid fixed income securities.  The Company used approximately $33 million in cash from operations, including $10 million related to E2O, and $9 million used for restructuring and realignment payments, and approximately $35 million in net cash for acquisition related activity.

Business Outlook

Management provided the following financial guidance.  For the quarter ending September 30, 2004, the company expects:

•                  Sequential net revenue increase to be in the range of 8% to 13%.

•                  non-GAAP (loss) per share to be $(0.01).

•                  non-GAAP EBITDA to be in the range of $(5) million to breakeven, depending on revenue levels and variations in costs and product mix.

This outlook excludes items which, depending upon actual results, may be required by GAAP, such as restructuring and related costs, acquisition related costs, amortization of purchased intangibles, reductions of goodwill and other long-lived assets, and gains and losses on investments, the likelihood and amount of which are uncertain at this time.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on July 28, 2004 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov shortly after it becomes public.

About JDS Uniphase

JDS Uniphase Corporation designs and manufactures products for markets where its core optics technologies provide innovative solutions for industrial, commercial and consumer applications.   The Company offers components, modules and subsystems for data communications, telecommunications and cable television, display, product and document authentication, medical/environmental instrumentation, decorative, aerospace and defense applications. More information is available at www.jdsu.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) statements or implications regarding the stabilization or recovery of the Company’s markets and signs of growth therein;  (ii) any anticipation or guidance as to future financial performance, including expected revenue levels, non-GAAP gross margin, non-GAAP loss per share, and non-GAAP EBITDA projections; and (iii) the Company’s beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the following:(i) due to, among other things, the Company’s limited visibility, the Company’s ability to perceive or predict market trends (including, among other things, any stabilization, recovery or growth thereof) is limited and uncertain; (ii) the Company’s ongoing integration, cost reduction and restructuring efforts may not be successful in achieving their expected benefits, may be insufficient to align the Company’s operations with customer demand and the changes affecting its industry, or may be more costly, or may be more extensive than currently anticipated; (iii) the Company’s ability to predict financial performance for future periods continues to be difficult; and (iv) ongoing efforts to design products that meet customers’ future needs and to manufacture such products at competitive costs may not be successful.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission. The forward-

looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Contact Information:

Investors:  Ms. Jacquie Ross, Director of Investor Relations, 408-546-5000, jacquie.ross@jdsu.com

Press: Mr.Gerald Gottheil, Director of Corporate Marketing and Communications, 408-546-4400, gerald.gottheil@jdsu.com

-SELECTED FINANCIAL DATA FOLLOWS-

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions except per-share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003

Net revenue	$174.5	$160.6	$635.9	$675.9
Cost of sales	133.0	121.6	490.1	620.5
Gross profit	41.5	39.0	145.8	55.4
Operating expenses:
Research and development	25.1	32.1	99.5	153.7
Selling, general and administrative	33.5	58.3	144.7	267.3
Amortization of other intangibles	4.2	3.9	16.0	19.8
Acquired in-process research and development	2.6	—	2.6	0.4
Reduction of goodwill	—	—	—	225.7
Reduction of other long-lived assets	(1.9)	2.1	51.8	167.9
Restructuring charges	4.0	6.2	11.5	121.3
Total operating expenses	67.5	102.6	326.1	956.1
Loss from operations	(26.0)	(63.6)	(180.3)	(900.7)
Interest and other income, net	6.2	5.9	22.7	32.5
Loss on sale of subsidiaries’ assets	—	(1.7)	—	(2.2)
Gain on sale of investments	1.6	0.3	41.2	4.0
Reduction in fair value of investments	—	(7.7)	(3.8)	(45.4)
Loss on equity method investments	(1.6)	(0.8)	(8.2)	(8.5)
Loss before income taxes	(19.8)	(67.6)	(128.4)	(920.3)
Income tax expense (benefit)	4.5	(6.0)	(13.2)	13.5
Loss before cumulative effect of an accounting change	(24.3)	(61.6)	(115.2)	(933.8)
Cumulative effect of an accounting change	—	—	(2.9)	—
Net loss	$(24.3)	$(61.6)	$(118.1)	$(933.8)

Net loss per share - basic and diluted	$(0.02)	$(0.04)	$(0.08)	$(0.66)
Shares used in per-share calculation - basic and diluted	1,440.2	1,430.4	1,436.7	1,419.7

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	June 30	June 30,
	2004	2003
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$327.5	$241.9
Short-term investments	1,214.0	992.2
Trading securities	7.2	—
Accounts receivable, less allowance for doubtful accounts of $13.5 at June 30, 2004 and $22.7 at June 30, 2003	112.7	97.5
Inventories	125.0	84.1
Refundable income taxes	5.8	39.0
Deferred income taxes	14.3	9.3
Other current assets	59.5	50.6
Total current assets	1,866.0	1,514.6
Property, plant and equipment, net	195.6	283.4
Deferred income taxes	27.0	27.6
Goodwill	204.8	166.2
Other intangibles, net	81.4	88.2
Long-term investments	42.4	47.5
Other assets	4.3	10.3
Total assets	$2,421.5	$2,137.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$74.1	$48.6
Accrued payroll and related expenses	38.4	47.2
Income taxes payable	36.1	39.0
Deferred income taxes	14.3	9.3
Restructuring accrual	84.2	134.1
Warranty accrual	25.1	52.4
Other current liabilities	80.7	92.2
Total current liabilities	352.9	422.8
Deferred income taxes	27.0	27.6
Long-term debt	464.7	—
Other non-current liabilities	8.4	16.3
Stockholders’ equity:
Preferred stock	—	—
Common stock	1.4	1.4
Additional paid-in capital	68,577.1	68,555.6
Accumulated deficit	(67,014.6)	(66,896.5)
Accumulated other comprehensive income	4.6	10.6
Total stockholders’ equity	1,568.5	1,671.1
Total liabilities and stockholders’ equity	$2,421.5	$2,137.8

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions)

(unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,	June 30,	June 30,	June 30,
	2004	2003	2004	2003

Communications Products Group:
Revenue	$85.8	$75.7	$317.4	$333.0
Intersegment revenue	—	—	—	—
Net revenue from external customers	85.8	75.7	317.4	333.0
Operating loss	(12.7)	(17.0)	(43.4)	(167.4)

Commercial and Consumer Products Group
Revenue	88.7	84.9	322.7	347.5
Intersegment revenue	—	—	(4.2)	(4.6)
Net revenue from external customers	88.7	84.9	318.5	342.9
Operating income	19.3	10.5	54.8	54.8

Total net revenue	174.5	160.6	635.9	675.9

Operating income (loss) by reportable segments	6.6	(6.5)	11.4	(112.6)
All other operating loss	(22.8)	(27.7)	(101.3)	(146.4)
Unallocated amounts:
Acquisition-related charges	(6.8)	(7.0)	(20.3)	(74.2)
Reduction of goodwill and other long-lived assets	1.9	(2.1)	(51.8)	(393.6)
Restructuring charges	(4.0)	(6.2)	(11.5)	(121.3)
Other realignment charges	(0.9)	(14.1)	(6.8)	(52.6)
Interest and other income, net	6.2	5.9	22.7	32.5
Loss on sale of subsidiaries’ assets	—	(1.7)	—	(2.2)
Gain on sale of investments	1.6	0.3	41.2	4.0
Reduction in fair value of investments	—	(7.7)	(3.8)	(45.4)
Loss on equity method investments	(1.6)	(0.8)	(8.2)	(8.5)
Loss before income taxes	$(19.8)	$(67.6)	$(128.4)	$(920.3)

Beginning in FY04, the Company stopped allocating Global Realignment charges to its segments.  In addition, the Company began allocating corporate sales and marketing expenses to the Communications Group.  All prior-period amounts have been restated for comparative purposes.

JDS UNIPHASE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions except per-share data)

(unaudited)

	Three Months Ended June 30, 2004
	As Reported	Reconciling Items	Non-GAAP*
Net revenue	$174.5	$—	$174.5
Cost of sales	133.0	(0.2)	132.8
Gross profit	41.5	0.2	41.7
Operating expenses:
Research and development	25.1	—	25.1
Selling, general and administrative	33.5	(0.7)	32.8
Amortization of other intangibles	4.2	(4.2)	—
Acquired in-process research and development	2.6	(2.6)	—
Reduction of goodwill and other long-lived assets	(1.9)	1.9	—
Restructuring charges	4.0	(4.0)	—
Total operating expenses	67.5	(9.6)	57.9
Loss from operations	(26.0)	9.8	(16.2)
Interest and other income, net	6.2	—	6.2
Gain on sale of investments	1.6	(1.6)	—
Loss on equity method investments	(1.6)	1.6	—
Loss before income taxes	(19.8)	9.8	(10.0)
Income tax expense	4.5	—	4.5
Net loss	$(24.3)	$9.8	$(14.5)
Net loss per share - basic and diluted	$(0.02)		$(0.01)
Shares used in per-share calculation - basic and diluted	1,440.2		1,440.2

	Three Months Ended June 30, 2003
	As Reported	Reconciling Items	Non-GAAP**
Net revenue	$160.6	$—	$160.6
Cost of sales	121.6	(1.9)	119.7
Gross profit	39.0	1.9	40.9
Operating expenses:
Research and development	32.1	(1.1)	31.0
Selling, general and administrative	58.3	(14.2)	44.1
Amortization of other intangibles	3.9	(3.9)	—
Reduction of goodwill and other long-lived assets	2.1	(2.1)	—
Restructuring charges	6.2	(6.2)	—
Total operating expenses	102.6	(27.5)	75.1
Loss from operations	(63.6)	29.4	(34.2)
Interest and other income, net	5.9	—	5.9
Loss on sale of subsidiaries’ assets	(1.7)	1.7	—
Gain on sale of investments	0.3	(0.3)	—
Reduction in fair value of investments	(7.7)	7.7	—
Loss on equity method investments	(0.8)	0.8	—
Loss before income taxes	(67.6)	39.3	(28.3)
Income tax expense (benefit)	(6.0)	—	(6.0)
Net loss	$(61.6)	$39.3	$(22.3)
Net loss per share - basic and diluted	$(0.04)		$(0.02)
Shares used in per-share calculation - basic and diluted	1,430.4		1,430.4

* Non-GAAP results for the three months ended June 30, 2004 exclude a $4.0 million expense for restructuring and $0.9 million in other realignment charges; $2.6 million expense for acquired in-process R&D; $1.9 million increase in the value of long lived assets; $4.2 million of amortization of intangibles;  $1.6 million gain on sale of investments; and $1.6 million loss on equity method investments.

** Non-GAAP results for the three months ended June 30, 2003 exclude a $6.2 million expense for restructuring and $14.1 million in other charges associated with the Global Realignment Program; $2.1 million expense for goodwill and other long-lived assets; $3.1 million of stock-based compensation charges; $3.9 million of amortization of intangibles; $0.3 million gain on sale of investments; $7.7 million reduction in fair value of investments and $0.8 million loss on equity method investments.

JDS UNIPHASE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions except per-share data)

(unaudited)

	Twelve Months Ended June 30, 2004
	As Reported	Reconciling Items	Non-GAAP*
Net revenue	$635.9	$—	$635.9
Cost of sales	490.1	(3.3)	486.8
Gross profit	145.8	3.3	149.1
Operating expenses:		—
Research and development	99.5	(1.1)	98.4
Selling, general and administrative	144.7	(4.1)	140.6
Amortization of other intangibles	16.0	(16.0)	—
Acquired in-process research and development	2.6	(2.6)	—
Reduction of goodwill and other long-lived assets	51.8	(51.8)	—
Restructuring charges	11.5	(11.5)	—
Total operating expenses	326.1	(87.1)	239.0
Loss from operations	(180.3)	90.4	(89.9)
Interest and other income, net	22.7	—	22.7
Gain on sale of investments	41.2	(41.2)	—
Reduction in fair value of investments	(3.8)	3.8	—
Loss on equity method investments	(8.2)	8.2	—
Loss before income taxes	(128.4)	61.2	(67.2)
Income tax benefit	(13.2)	—	(13.2)
Loss before cumulative effect of an accounting change	(115.2)	61.2	(54.0)
Cumulative effect of an accounting change	(2.9)	2.9	—
Net loss	$(118.1)	$64.1	$(54.0)
Net loss per share - basic and diluted	$(0.08)		$(0.04)
Shares used in per-share calculation - basic and diluted	1,436.7		1,436.7

	Twelve Months Ended June 30, 2003
	As Reported	Reconciling Items	Non-GAAP**
Net revenue	$675.9	$—	$675.9
Cost of sales	620.5	(24.9)	595.6
Gross profit	55.4	24.9	80.3
Total operating expenses
Research and development	153.7	(13.0)	140.7
Selling, general and administrative	267.3	(68.7)	198.6
Amortization of other intangibles	19.8	(19.8)	—
Acquired in-process research and development	0.4	(0.4)	—
Reduction of goodwill and other long-lived assets	393.6	(393.6)	—
Restructuring charges	121.3	(121.3)	—
Total operating expenses	956.1	(616.8)	339.3
Loss from operations	(900.7)	641.7	(259.0)
Interest and other income, net	32.5	—	32.5
Loss on sale of subsidiaries’ assets	(2.2)	2.2	—
Gain on sale of investments	4.0	(4.0)	—
Reduction in fair value of investments	(45.4)	45.4	—
Loss on equity method investments	(8.5)	8.5	—
Loss before income taxes	(920.3)	693.8	(226.5)
Income tax expense (benefit)	13.5	—	13.5
Net loss	$(933.8)	$693.8	$(240.0)
Net loss per share - basic and diluted	$(0.66)		$(0.17)
Shares used in per-share calculation - basic and diluted	1,419.7		1,419.7

*Non-GAAP results for the twelve months ended June 20, 2004 exclude a $11.5 million expense for restructuring and $6.8 million in other realignment charges; $2.9 million cumulative effect of an accounting change representing the cumulative depreciation on assets previously under a synthetic lease agreement which the Company purchased during the first fiscal quarter; $51.8 million expense for a reduction in the value of long lived assets; $16.0 million of amortization of intangibles; $1.7 million of stock-based compensation charges; $2.6 million expense for acquired in-process R&D, $41.2 million gain on sale of investments; $3.8  million reduction in fair value of investments; and $8.2 million loss on equity method investments.

** Non-GAAP results for the twelve months ended June 30, 2003 exclude $121.3 million in restructuring and $55.7 million in other charges associated with the Global Realignment Program; $393.6 million reduction of goodwill and other long-lived assets; $19.8 million of amortization of intangibles; $0.4 million of in-process research and development charges; $50.9 million of stock-based compensation charges; $4.0 million gain on sale of investments; $45.4 million reduction in fair value of investments; $2.2 million loss on sale of subsidiaries assets and $8.5 million loss on equity method investments.

ADDITIONAL SELECTED FINANCIAL INFORMATION

Following is a reconciliation of non-GAAP loss from operations to non-GAAP EBITDA

(in millions)

(unaudited)

	Three Months Ended
	June 30, 2004	March 31, 2004	June 30, 2003
		(in millions)
Non-GAAP loss from operations	$(16.2)	$(19.1)	$(34.2)
Add back depreciation expense	9.4	9.4	9.5
Non-GAAP EBITDA	$(6.8)	$(9.7)	$(24.7)